Cohen & Steers Infrastructure Fund, Inc.

280 Park Avenue, 10th floor

New York, New York 10017

June 27, 2019

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Attention: John Grzeskiewicz, Esq.

Re:	Cohen & Steers Infrastructure Fund, Inc. (File No.: 811-21485)

Dear Ladies and Gentlemen:

On behalf of Cohen & Steers Infrastructure Fund, Inc. (the “UTF” or the “Fund”), transmitted herewith is the Fund’s Registration Statement on Form N-14 8C (the “Registration Statement”). The Registration Statement contains a Combined Prospectus/Proxy Statement, which reflects a proposal to the stockholders of Cohen & Steers Global Income Builder, Inc. (“INB” or the “Acquired Fund”) to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for the transfer of all of the assets of INB to UTF in exchange for shares of common stock of UTF (the “Reorganization”), the assumption by UTF of all of the liabilities of INB, and the distribution of such UTF shares to the stockholders of INB in complete liquidation of INB. If the Reorganization is approved, each full and fractional share of common stock of the Acquired Fund will be exchanged into an equivalent dollar amount (to the nearest $0.001) of full (and cash in lieu of fractional) shares of common stock of the Fund, based on the net asset value per share of each fund calculated at 4:00 p.m. on the closing date (although cash will be paid in lieu of fractional shares), and an Acquired Fund stockholder will become a stockholder of the Fund and will receive a number of shares of common stock of the Fund having an aggregate net asset value equal to the aggregate net asset value of such stockholder’s shares of common stock of the Acquired Fund as of the closing date.

The stockholders of INB will vote separately on the Reorganization. If INB stockholders approve the Reorganization, they would become stockholders of the Fund. If INB stockholders do not approve the Reorganization, INB will continue as separate investment company. Each fund is a closed-end investment company advised by Cohen & Steers Capital Management, Inc.

The closing date of the Reorganization is currently planned for December 2019, but in any event no later than January 31, 2020. The Fund intends to mail the Combined Prospectus/Proxy Statement to stockholders of record of each fund in September 2019.

Please direct any comments and questions concerning the Registration Statement to me at 212.796.9347 (ddevivo@cohenandsteers.com).

Very truly yours,

/s/ Dana A. DeVivo

Dana A. DeVivo

Phone: 212-796-9347

Email: ddevivo@cohenandsteers.com